THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated April 5, 2017

to the Prospectuses and Statements of Additional Information

This supplement supersedes and replaces the prospectus and statement of additional information (“SAI”) supplements dated February 17, 2017 and March 8, 2017. You should read this supplement in conjunction with your Fund’s prospectus and SAI, which discuss the Fund’s share class eligibility criteria.

The following information replaces the table in the subsection of the prospectus titled “Choosing a Share Class – Key Features of Share Classes – Class F3 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class F3 Shares
Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors†
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

The following information replaces the table in the subsection of the prospectus titled “Choosing a Share Class – Key Features of Share Classes – Class R6 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class R6 Shares
Availability	Available to eligible retirement and benefit plans
Front-End Sales Charge	None
CDSC	None
Distribution and Service (12b-1) Fee(2)	None
Automatic Conversion	None
Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

The following information replaces the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class F3 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord

*	Class F3 and R6 shares are not available in all Lord Abbett Funds. Please review your Fund’s prospectus and SAI to determine whether the Fund offers these share classes.

†	For more information, please see the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class F3 Shares.”

Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in each Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

The following information replaces the subsection of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes – Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•	employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

The following information is added to the subsection of the prospectus titled “Information for Managing Your Fund Account – Purchases.”

Class T shares currently are not being offered. Not all funds and classes are available for purchase in all states.

The following information replaces the subsection of the SAI titled “Classes of Shares – Class F3 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class F3 Shares. If you buy Class F3 shares, you pay no sales charge or 12b-1 service or distribution fees. Class F3 shares generally are available only (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other

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than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in each Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor. Other potential fees and expenses related to Class F3 shares are described in the prospectus and below.

The following information replaces the subsection of the SAI titled “Classes of Shares – Class R5 and R6 Shares” and supplements and supersedes any information to the contrary in each Fund’s prospectus and SAI.

Class R5 and R6 Shares. If you buy Class R5 or R6 shares, you pay no sales charge or 12b-1 service or distribution fees. Class R5 and R6 generally are available through certain employer-sponsored retirement and benefit plans if the financial intermediary has entered into an arrangement to make available Class R5 or R6 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor. Class R5 and R6 shares generally are available to retirement and benefit plans where plan-level or omnibus accounts are held on the books of the Funds. They generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Other potential fees and expenses related to Class R5 and R6 shares are described in the prospectus and below.

Please retain this document for your future reference.

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